UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 4, 2005

Real Mex Restaurants, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-116310	13-4012902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4001 Via Oro Avenue, Suite 200, Long Beach CA		90810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 513-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - OTHER EVENTS

On September 28, 2004, Real Mex Restaurants, Inc., a Delaware corporation (the “Company”) commenced an exchange offer relating to its outstanding 10% Senior Secured Notes Due 2010.

On May 4, 2005, the Company issued a press release announcing that it had terminated its previously announced exchange offer.  The press release issued by the Company detailing the termination of the exchange offer is attached as Exhibit 99.1 to this report.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Press release issued by the Company dated May 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL MEX RESTAURANTS, INC.

Dated: May 4, 2005	By:	/s/ Steven Tanner
Steven Tanner
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1

Press release issued by the Company dated May 4, 2005.